99(ii) Secured Convertible Promissory Note for $140,000 issued to the Company by MainStreet IPO.com Inc. dated July 12, 2000.

                  SECURED CONVERTIBLE PROMISSORY NOTE

$140,000.00                                                     July 12, 2000

     FOR VALUE RECEIVED, the undersigned, MainStreet IPO.com Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Dialysis Corporation of America, a Florida corporation, or its successors and assigns (hereinafter, with any subsequent holder, the "Holder"), at its principal offices located at 27 Miller Street, Lemoyne, Pennsylvania 17043, or at such other place or to such other party as the Holder may from time to time desig-nate in writing, the principal sum of One Hundred Forty Thousand Dollars ($140,000.00) together with interest from the date hereof on the principal balance outstanding from time to time at the rate of 1/2 of 1% per annum in excess of the prime rate as the Holder's bank describes as its "prime" or "best" rate, the Prime Rate, unless and as the Prime Rate shall change, but in no event less than 9.5% per annum, until this Note is paid in full. The interest rate on the date hereof is 10% per annum. All payments hereunder shall be made in lawful currency of the United States and in immediately available funds. Except as otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Loan Agreement (as herein defined).

     1. Loan Agreement.  This Secured Convertible Promissory Note (the
        --------------
"Note") is being issued under and is entitled to the benefits of the Loan and Security Agreement dated as of the date of this Note (the "Loan Agree-ment"), to which Loan Agreement reference is hereby made for a statement of the rights in respect thereto of the Holder of this Note.

     This Note will be secured by the collateral identified and described in Section 1.4 of the Loan Agreement (the "Collateral"), to which Section and Sections 3 and 10 of the Loan Agreement reference is hereby made for a statement of the rights in respect thereto of the Holder of this Note.

     This Note provides Holder with a superior claim upon the Borrower and its assets, prior to any other Affiliate of the Borrower, whether now or hereafter existing, and all of Borrower's Indebtedness to such Affiliates, except as to Borrower's Obligations to Holder, as these terms are defined in the Loan Agreement, are and shall be subordinate to this Note and the Obligations due to the Holder. The Holder shall have a superior, prior and first Lien on and against the Collateral as against any other Person.

     2. Payments/Maturity Date.  Unless sooner paid in full, accelerated,
        ----------------------
or converted in accordance with the terms of this Note, the Loan Agreement and related Loan Documents, the entire unpaid principal of this Note, together with all accrued, but unpaid, interest and all other fees, costs, and charges, if any, shall be due and payable in full as of the earlier of
(i) failure of approval by Holder's shareholders of the Merger on or before but not later than November 1, 2000, or (ii) on July 11, 2001 (the "Maturity Date"). No payments of principal or interest (which shall accrue from the date hereof) are required hereunder until the Maturity Date except as other-wise provided herein. The Borrower shall pay a late payment premium of five percent (5%) of any interest payment made more than five (5) days after the monthly interest due date. If any amounts due under this Note are due on a day which is not a business day, then such amounts shall be due on the next following day which is a regular business day.

     After the Maturity Date (whether by acceleration or otherwise), the interest rate shall be at a rate of 5% per annum in excess of the Prime Rate.

     3. Purpose.  The Borrower shall use the principal of the Loan solely for
        -------
the purpose of working capital and for no other purpose, except upon prior written approval of the Holder.

     4. Application of Payments.  All payments on account of the indebtedness
        -----------------------
evidenced by this Note prior to demand, acceleration or conversion shall be applied first, to any and all costs, expenses, or charges then owed the Holder by the Borrower, including but not limited to any costs incurred by the Holder under any other document executed as Collateral security for this Note; second, to the payment of late charges provided herein; third, to accrued and unpaid interest; and the balance to the unpaid principal until the full amount of principal and interest has been paid in full. All payments so received after demand or acceleration shall be applied in such manner as the Holder may determine in its sole and absolute discretion.

     5. Costs of Collections.  If all sums due under this Note are not paid
        --------------------
in full when due, the Borrower agrees to pay, in addition to the sums due hereunder, all costs of collection (including reasonable attorneys' fees and expenses), whether suit be brought or not.

     6. No Reborrowing.  All amounts that are borrowed and repaid by the
        --------------
Borrower hereunder shall not be available for reborrowing.

     7. Prepayment/Acceleration.  Amounts borrowed hereunder together with
        -----------------------
all accrued interest thereon may be prepaid at any time prior to the Maturity Date in accordance with Section 2.5 of the Loan Agreement.

     8. Conversion.
        ----------

          (a) At any time after the date hereof, the Holder shall have the right, at its sole option, at any time and from time to time to the Maturity Date, to convert any portion up to 100% of the original principal amount plus accrued interest (to the extent such convertible portion has not been prepaid pursuant to Section 7 of this Note) into shares of the common stock of the Borrower at the price of $1.23 per share, subject to adjustment.

          (b) As promptly as practicable after the Lender has converted all or a portion of this Note, the Borrower shall deliver or cause to be delivered to, or upon the written order of the Holder of this Note so surrendered, (a) certificates representing the number of fully paid and non-assessable shares of common stock of the Borrower into which the Note was converted, and (b) if any amount of this Note remains unpaid after such conversion, a new Note with all the terms and provisions of this Note in an aggregate principal amount equal to such unpaid principal amount plus accrued interest, with conversion rights into common stock of the Borrower as otherwise provided for in this Section 8. Such conversion shall have been deemed to be made at the close of business on the date the Note shall have been surrendered for conversion, so that the rights of the Holder of this Note as a creditor of the Borrower shall cease as a creditor (Note Holder) with respect to the principal amount of the Note together with the applicable accrued interest so converted, and the Holder entitled to receive the Borrower's common stock upon such conversion of the Note shall be treated for all purposes as having become the record holder of such shares of Borrower's common stock at such time, and such conversion shall be at the conversion price in effect at such time.

          If the last day for the exercise of the conversion right shall be a Sunday or a legal holiday, or a day on which banking institutions are authorized by law to close, then such conversion right may be exercised on the next succeeding day not a Sunday, legal holiday or a day on which banking institutions are authorized by law to close.

          (c) If the Borrower shall make a public offering of common stock prior to the full satisfaction of the Borrower's Obligations, if the public offering price per share of common stock is less than the conversion price, the conversion price shall be forthwith decreased to such per share public offering price.

          (d) In case of any reclassification or change of outstanding shares of common stock issuable upon conversion of this Note, or in case of any sale or conveyance to another corporation of the property of the Borrower as an entirety or substantially as an entirety, the Borrower, or such successor or purchasing corporation, as the case may be, shall execute with each Holder a supplemental agreement providing that the Holder shall have the right there-after to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, sale or conveyance by a holder of the number of shares of common stock of the Borrower into which this Note might have been converted immediately prior to such reclassification, change, sale or conveyance. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8.
The above provisions of this Section 8 shall similarly apply to successive reclassifications and changes of shares of common stock and to successive sales or conveyances.

          (e) The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued common stock, solely for the purpose of issue upon conversion of this Note, such number of shares of common stock as shall then be issuable upon the conversion of all of the Note. The Borrower covenants that all shares of common stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable.

          (f) The Borrower will not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolida-tion, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

          (g) Whenever the conversion price is adjusted, as herein provided, the Borrower shall promptly deliver to the Holder a computation setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such computation shall be examined and reported on by a firm of independent certified public accountants (who may be the regular auditors employed by the Borrower) and shall be conclusive evidence of the correctness of such adjustment.

     9. Certain Default Remedies.
        ------------------------

          (a) Upon the occurrence of any event constituting an Event of Default under the terms of the Loan Agreement, the entire balance of the principal and interest under this Note then owing and unpaid, at the option of the Holder, shall immediately become due and payable. Delay on the part of the Holder of this Note in execution of the right to declare this obliga-tion due shall not be a waiver thereof. In addition, Holder shall have all other rights and remedies available under law.

          (b) Following an acceleration in accordance with this section, the Borrower shall pay, in addition to the principal and interest due and payable hereon, all costs and expenses of any nature, whether incurred in or out of court, whether incurred before or after the Note becomes due at its Maturity Date or otherwise, whether in law, equity, or in bankruptcy, receivership or any other proceeding (including, but not limited to, reasonable attorneys' fees and expenses) which Holder may deem necessary or proper in connection with the collection of any of the sums due Holder under this Note and the Loan Agreement, or any related Loan Documents and transactions.

          (c) Notwithstanding anything contained herein to the contrary, upon an Event of Default, the Holder shall be entitled to receive the greater of
(i) all sums due under this Note and the Loan Agreement, in the form of cash, or (ii) the entire Collateral. The Collateral shall be free and clear of all liens, encumbrances and security interests of any kind whatsoever ("Liens"), and shall not be subject to any options, warrants or rights ("Rights") in and to any other Person; and the Borrower shall take whatever action is necessary to remove any Liens and Rights with respect to the Collateral at its sole expense and cost, and to the extent necessary, the Holder may but is not obligated to take any and all action to obtain the Collateral free of any Liens and Rights, and any such costs and expenses to accomplish that result, including attorney's fees and expenses, will be included in the Obligations of Borrower due Holder under this Note.

     10. Default Interest Rate.  Upon the occurrence, and during the contin-
         ---------------------
uance of, an Event of Default, the rate of interest accruing on the unpaid principal balance hereof and accrued interest thereon shall be increased to a fixed rate of 5% over the Prime Rate as defined and provided for in
Section 2.2 of the Loan Agreement.

     11. Maximum Rate of Interest.  This Note is subject to the express
         ------------------------
condition that at no time shall the Borrower be obligated or required to pay interest hereunder at a rate that could be deemed subject the Holder to either civil or criminal liability as a result of being in excess of the Maximum Lawful Rate which the Borrower is permitted by law to contract or agree to pay. If, by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such Maximum Lawful Rate, the rate of interest under this Note shall be deemed to be immediately reduced to such Maximum Lawful Rate and interest payable hereunder shall be computed at such Maximum Lawful Rate and the portion of all prior interest payments in excess of such Maximum Lawful Rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note and as more particularly provided in Section 11.6 of the Loan Agreement.

     12. Waivers.  Borrower waives all exemption rights, whether under any
         -------
state constitution, homestead exemption or otherwise, and also waives demand, presentment for payment, notice of dishonor, protest valuation and appraisal, notice of protest, notice of dishonor, and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, and consents to all forbearance or waiver of any term hereof or release or discharge by the Holder hereof of the Borrower, substitution or exchange of any security for the payment hereof or the failure to act on the part of the Holder or any other indulgence shown by the Holder from time to time, in one or more instances (without notice to or further assent from the Borrower), and consents and agrees to the Holder taking the Collateral upon an Event of Default as provided in Section 10.1(c) of the Loan Agreement and Section 9(c) of this Note, and the Borrower agrees that no such action, failure to act or failure to exercise any right or remedy on the part of the Holder shall in any way affect or impair the Obligations of the Borrower under the Loan Agreement and this Note or be construed as a waiver by the Holder of or otherwise affect any of the Holder's rights under the Loan Agreement or this Note, or under any document or instrument evidencing any security for payment of this Note, and the Borrower expressly agrees that the Maturity Date hereof may be extended from time to time by the written consent of the Holder without in any way affecting the liability of the Borrower.

     13. Governing Law.  This Note shall be governed by, and construed in
         -------------
accordance with, the laws of the State of Florida.

     14. Severability.  In the event any one or more of the provisions
         ------------
contained in this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforce-ability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     15. No Oral Modifications or Waivers.  This Note may not be changed
         --------------------------------
orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

     16. Due Authority and Enforceability.  The representative of the Borrower
         --------------------------------
subscribing below represents that he or she has full power, authority and legal right to execute and deliver this Note and that the debt and Indebted-ness hereunder constitutes the valid and binding Obligations of the Borrower.

     17. CONFESSION OF JUDGMENT.  IF THIS NOTE IS NOT PAID WHEN DUE AND AFTER
         ----------------------
THE EXPIRATION WITHOUT CURE OF ANY GRACE PERIODS, EXCEPT TO THE EXTENT HOLDER EXERCISES ITS RIGHTS AND REMEDIES TO THE COLLATERAL UNDER SECTIONS 10.1(c) OF THE LOAN AGREEMENT AND SECTION 9(c) OF THIS NOTE TO WHICH THIS SECTION 17 SHALL NOT BE APPLICABLE, THE BORROWER HEREBY IRREVOCABLY AUTHORIZES ANY CLERK OF ANY COURT OF RECORD OR ANY ATTORNEY TO ENTER IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF FLORIDA, OR ANY OTHER STATE OR TERRITORY OF THE UNITED STATES, JUDGMENT BY CONFESSION AGAINST THE BORROWER AND IN FAVOR OF THE HOLDER OF THIS NOTE FOR THE ENTIRE AMOUNT OF THIS NOTE THEN REMAINING UNPAID (INCLUDING PRINCIPAL, ACCRUED INTEREST AND LATE CHARGES), TOGETHER WITH REASONABLE ATTORNEY'S FEES AND COURT COSTS, WITHOUT ISSUANCE OR SERVICE OF PROCESS, STAY OF EXECUTION OR RIGHT OF APPEAL, AND EXPRESSLY WAIVING THE BENEFIT OF ALL EXEMPTION LAWS (WHETHER BY STATE CONSTITUTION, HOMESTEAD EXEMPTION OR OTHERWISE) AND ALL IRREGULARITY OR ERROR IN ENTERING SAID JUDGMENT OR THE EXECUTION THEREON AND ALL RIGHTS OF APPEAL AND STAYS OF EXECUTION, AND WILL REPRESENT A DEBT JUSTLY DUE THE HOLDER. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED, AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS NOTE SHALL ELECT, UNTIL SUCH TIME AS THE HOLDER OF THIS NOTE SHALL HAVE RECEIVED PAYMENT IN FULL OF ALL INDEBTEDNESS OF THE BORROWER TO THE HOLDER OF THIS NOTE UNDER THE TERMS HEREOF. THE EXECUTION OF THIS NOTE WILL BE DEEMED THE EXECUTION OF THE AFFIDAVIT OF CONFESSION OF JUDGMENT FOR ENTRY OF THE JUDGMENT WHICH HOLDER MAY ENFORCE IN ANY COURT OF COMPETENT JURISDICTION.

     18. WAIVER OF JURY TRIAL.  THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY
         --------------------
AND INTENTIONALLY WAIVES THE RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT AND RELATED DOCUMENTS. THIS PROVISION WAS SPECIFICALLY BARGAINED FOR AND IS A MATERIAL INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT AND MAKE THE LOAN TO THE BORROWER.

     19. Assignment.  This Note and the Borrower's Obligations may not be
         ----------
assigned by the Borrower without the prior written consent of the Holder.

     20. Binding Effect.  This Note shall be binding upon the Borrower and
         --------------
its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

     21. Headings.  The headings in this Note are for convenience of
         --------
reference only and shall not define or limit any terms or provisions hereof.

     IN WITNESS WHEREOF, the Borrower has duly executed this Note as of the day and year first above written.

ATTEST:                                BORROWER:

                                       MAINSTREET IPO.COM INC.,
                                       a Delaware corporation

/s/ Lawrence E. Jaffe                     /s/ Joseph M. Salvani

----------------------------------     By:--------------------------(SEAL)
LAWRENCE E. JAFFE                         Name: JOSEPH M. SALVANI
                                          Title: Chairman of the Board of
                                                 Directors, Chief Executive
                                                 Officer and President

STATE OF NEW JERSEY )
                    )   SS:
COUNTY OF BERGEN    )

     The foregoing instrument was acknowledged before me this 12 day of July, 2000 by JOSEPH M SALVANI, the Chairman of the Board of Directors, Chief Executive Officer and President of MainStreet IPO.com Inc., a Delaware corporation, on behalf of the corporation.

                                       /s/ Nancy A. Cox

                                       -----------------------------------
                                       Notary Public

                                       Nancy A. Cox
                                       Notary Public of New Jersey
                                       My Commission Expires March 6, 2005